Income Tax (Details) - USD ($) $ in Millions	3 Months Ended	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2026
Income Tax [Line Items]
Description of sustained on examination by taxing authorities		The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained on examination by the taxing authorities. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized.
Percentage of income tax positions are measured		50.00%
Effective tax rate		0.01%
Statutory tax rate		21.00%
Tax benefit (in Dollars)	$ 0.1	$ (0.1)